Westwood Holdings Group, Inc. Spring 2009 Investor Presentation Brian O. Casey President, Chief Executive Officer William R. Hardcastle, Jr. Vice President, Chief Financial Officer Exhibit 99.1

Forward – Looking Statements
Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below:
•
our ability to identify and successfully market services that appeal to our customers;
•
the significant concentration of our revenues in four of our customers;
•
our relationships with investment consulting firms;
•
our relationships with current and potential customers;
•
our ability to retain qualified personnel;
•
our ability to successfully develop and market new asset classes;
•
our ability to maintain our fee structure in light of competitive fee pressures;
•
competition in the marketplace;
•
downturn in the financial markets;
•
the passage of legislation adversely affecting the financial services industries;
•
interest rates;
•
changes in our effective tax rate;
•
our ability to maintain an effective system of internal controls; and
•
the other risks detailed from time to time in our SEC reports.
Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2008, which together with our other filings can be viewed at
www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements.

Agenda Page 2 I. Firm Overview II. Investment Process & Products III. Financial Highlights IV. Summary

Firm Overview
•
Well-established asset management firm
•
Clear focus on investment management and client service since 1983
•
Strong long-term performance
•
Strict adherence to our process has resulted in strong risk-adjusted returns for our clients
•
Growing asset base
•
$7.2 billion in assets under management as of December 31, 2008
•
Four-year compound annual growth rate over 15%, compared to -7% for the S&P 500
•
Solid financial condition
•
No debt; strong cash generation; currently maintain over one year’s cash expenses in T-Bills
•
Independent with equity-based incentives
•
Publicly traded company (NYSE:  WHG) since 2002
•
36% of company stock held by senior management, employees and directors
•
Effective tool to attract and retain talented professionals
•
Strong and committed team of professionals
•
Senior members of the firm have worked together for over a decade
•
Client-centered culture
•
Culture of integrity, ethics, solid corporate governance and internal controls

Westwood History
Westwood Funds
Westwood
Management Corp.
Acquired by Southwest
Securities (SWS)
Westwood Trust
Westwood Holdings
Group, Inc.
• Registered Investment Advisor
• Institutional focus
1983
1993
1994
1996
2002
SWS Provided:
• Capital
• Autonomy
• Technology
• Distribution
• Distributed by Gabelli
• Sub-advised by Westwood
• Commingled funds
• New product platform
• Spin-off
• Independent public company
WHG Funds
2005
• Targeted to institutional, defined contribution market
• Advised by Westwood; distributed by SEI

WHG Commingled
Funds
2008
• Targeted to major institutional plan sponsors
• Advised by Westwood; distributed by SEI

Westwood Value Proposition

• At our spin-off in 2002 we said we would:
• Build out our research team
• Expand our product offerings
• Deliver excellent performance for our clients
• Operate the firm in a stockholder-friendly manner
• Energize our employees
• Since that time we have:
• Developed a talented, team-based research process, adding 10 CFAs to the team
• Launched six additional products
• Generated strong investment performance – LargeCap, SMidCap, SmallCap,
AllCap and Balanced ranked in the top quartile in their peer group for the five-year trailing period as of December 30, 2008
• Declared $46 million in dividends to stockholders
• Experienced very low employee turnover
• Built the platform for a much larger business

Product Distribution
Westwood Management Corp.
• Separately managed portfolios – large institutions
• Subadvisory
• Collective funds – large defined contribution marketplace
• Managed accounts (“SMA”) – select platforms
• Institutional consultants
Account minimum – $25,000,000
Westwood Trust
• Commingled Funds – small to mid-size institutions, high net worth
• Enhanced Balanced asset allocation model
• Separately managed portfolios – tax-sensitive accounts, IRA rollover market
• Institutional consultants, client referrals, centers of influence
Account minimum – $5,000,000
WHG Funds
• Institutional share class – institutions, small to mid-size defined contribution plans, direct retail
• A share class – mutual fund supermarket platforms
• Institutional consultants, financial intermediaries, media coverage
Account minimum – $5,000

TM

Subadvisory

• Subadvisory opportunities – attractive means for enhanced distribution of scalable products – LargeCap and MidCap
• Access to established distribution channels
• Generally lower average fee, but high profitability due to low incremental costs
• Current Westwood subadvisory mandates
• UBS Pace
• Wilmington Trust Co.
• Principal Financial
• State Farm
• LPL Financial
• Goodman Institutional Investors
• Phoenix Insurance Company
• Timothy Plan
• GAMCO Westwood Funds
• Westwood Trust

Overview of Investment Process
Qualities that Westwood analysts look for in securities:
•
Strong free cash flow characteristics
•
Stable to improving return on equity
•
Improving balance sheet
•
Upside earnings surprise without corresponding change in consensus estimates
Portfolio
Teams
Research
Analysts
• Idea generation
• Proprietary fundamental research
• Make buy & sell recommendations
4 Research
Groups
• Led by senior analysts
• Weekly due diligence meetings to review analyst recommendations
• Approved securities move to list of portfolio candidates
• At least one member from each Research Group
• Weekly meetings to review portfolio and new names
• Makes buy and sell decisions and manages portfolio risk

-1.00
-2.00
-3.00
-4.00
-5.00
-6.00
-7.00
-8.00
-9.00
-10.00
-11.00
-12.00
-13.00
-14.00
-15.00
-16.00
2.00
1.00
0.00
-1.00
-2.00
-3.00
-4.00
-5.00
-6.00
-7.00
-8.00
-9.00
-10.00
-11.00
-12.00
-13.00
-14.00
-15.00
-16.00
0.00
-1.00
-2.00
-3.00
-4.00
-5.00
-6.00
-7.00
-8.00
-9.00
-10.00
-11.00
-12.00
-13.00
-14.00
-15.00
-16.00
2.00
1.00
0.00
-1.00
-2.00
-3.00
-4.00
-5.00
-6.00
-7.00
-8.00
-9.00
-10.00
-11.00
-12.00
-13.00
-14.00
-15.00
-16.00
-17.00
-18.00

Peer Group Product Comparisons
Trailing 3-Years as of 12/31/08
LargeCap
SMidCap
SmallCap
AllCap
$43 Billion
$2 Billion
$1 Billion $18 Billion
Portfolio
Median
Market Cap
eA Small-Mid Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/08)
eA Large Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/08)
eA All Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/08)
eA Small Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/08)
Westwood LargeCap Value
Russell 1000 Value
Westwood SMidCap Value
Russell 2500
Westwood SmallCap Value
Russell 2000 Value
Westwood AllCap Value
Russell 3000 Value

Past performance is not a guarantee of future results. Performance results are calculated gross of fees. Please see full performance disclosures at end of presentation.

Peer Group Performance Comparison
Source: eVestment Alliance
Returns for
1 Year
Trailing
Returns for
3 Years
Trailing
Returns for
5 Years
Trailing
Returns for
10 Years
Trailing
Returns for
20 Years
Trailing
LargeCap
21 7 5 21 3
SMidCap 7 2 1 8 N/A
SmallCap 45 27 11 N/A N/A
AllCap
41 27 12 N/A N/A
Balanced
24 13 8 17 4
Percentile Ranking as of December 31, 2008

The eVestment Alliance Universes contain the following number of return sets: LargeCap Value Equity (355), Small-MidCap Value Equity (74),
SmallCap Value Equity (220), AllCap Value Equity (91), and US Balanced/TAA (106).
Past performance does not guarantee future results. Stock market conditions vary from year to year and can result in a decline in market value.
This is not an offer or recommendation to buy or sell  a security or an economic sector.

Significant Product Capacity Remains

Seasoned Products
(>3 year track record &
>$100 Million in assets)
Assets Under
Management
As of 12/31/08
Estimated
Maximum Capacity
AUM
Asset Growth
Potential
Product
Inception
LargeCap Value $4.0 billion $25 billion $21.0 billion 1987
SMidCap Value $1.4 billion $3 billion $1.6 billion 1997
SmallCap Value $180 million $1.5 billion $1.3 billion 2004
AllCap Value $90 million $10 billion $9.9 billion 2002
Income Opportunity $240 million $2 billion $1.8 billion 2003
MLP $140 million $1.5 billion $1.4 billion 2003
Total Seasoned $6 billion $43 billion $37 billion
Unseasoned (R&D) Products
(<3 year track record &
<$100 Million in assets)
MidCap Value $20 million $15 billion $15 billion 2007
LargeCap Enhanced 130/30 $7 million $10 billion $10 billion 2007
Total Unseasoned $27 million $25 billion $25 billion
Total Seasoned & Unseasoned $6 billion $68 billion $62 billion
Legacy Products
Balanced / Fixed Income / REIT $500 million N/A N/A 1987 / 1985 / 1995
Note: Table reflects Westwood Management assets under management as of 12/31/08
(including Westwood Trust commingled funds)

$25,000
$3,000
$1,500
$10,000
$2,000
$1,500
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Current AUM as of % Capacity
16%
47%
12%
1%
12%
9%
LargeCap Value
SMidCap Value
SmallCap Value
AllCap Value
Income Opportunity
MLP
Current AUM
Remaining Capacity

Seasoned Products & Capacity Available Estimated Capacity ($ millions) Page 12

Westwood Trust
• Consistent asset growth
– 11% compound annual growth rate of assets over the last five years
• Enhanced Balanced
– Asset allocation model – 7 asset classes managed by Westwood Management
5 asset classes managed by subadvisors
– Consultative approach
– Low cost, efficient solution
– Asset gathering platform
– Private Client – “Best Ideas”
• Subadvisors:

International Growth
High Yield
AllCap Growth &
SmallCap Growth
iShares (active subadvisor
search in progress)
International Value
TM

| | |
|---|---|
| | ☆ ☆ ☆ ☆ ☆ |
| | ☆ ☆ ☆ ☆ ☆ |
| | |
| | |
| | |

| | |
|---|---|
| | ☆ ☆ ☆ ☆ ☆ |
| | ☆ ☆ ☆ ☆ ☆ |
| | ☆ ☆ ☆ ☆ |
| | ☆ ☆ ☆ ☆ |
| | ☆ ☆ ☆ ☆ |

WHG SMidCap (WHGMX)
WHG Income Opportunity (WHGIX)
WHG LargeCap Value (WHGLX) To be rated 7/1/09
WHG Balanced (WHGBX) To be rated 9/8/09
WHG SmallCap Value (WHGSX) To be rated 4/1/10
Source: Morningstar as of December 31, 2008
* TPLNX has a four star rating for the 3-year period under Westwood’s management of the Fund
Mutual Funds
GAMCO Westwood Equity (WESWX)
GAMCO Westwood Balanced (WEBAX)
GAMCO Westwood Intermediate Bond (WEIBX)
Timothy Plan Large/MidCap Value (TLVAX)
Timothy Plan SmallCap Value (TPLNX)*
WHG Funds – Advised by Westwood Management
Other Funds – Subadvised by Westwood Management

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Please see appendix for a full explanation of the Morningstar rating system and how these ratings are determined.

Financial Highlights – 2008

• Strong asset inflows and performance fees offset difficult market environment
Year-over-year
Metric 2008 Result Change
• Assets under management $7.2 billion -9% (vs. -37% for S&P 500)
• Revenue $46.5 million +28%
• GAAP net income $10.5 million +33%
• Cash earnings $17.3 million +30%
• GAAP earnings per share $1.63 +28%
• Cash earnings per share $2.68 +25%
• Performance fees recognized in 2008 were $8.7 million vs. $3.0 million in 2007

Growth in Assets Under Management

Quarterly AUM Growth
• From Q1 2004 – Q4 2008, Westwood’s AUM has increased by 85%, or a compound annual growth rate of 14%
• Over this same period, the level of the S&P 500 index has declined by 20%
• Westwood achieved the highest level of net asset inflows in its history in 2008
AUM Growth in a Challenging Environment

Q4 2008
2008
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-13.4%
-18.4%
-21.2%
-8.1%
-28.1%
-32.4%
Change in WMC AUM
Weighted average WMC return
Weighted average Benchmark return

Q4 2008
2008
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-13.9%
-16.0%
-18.6%
-17.8%
-24.8%
-28.5%
Change in WT AUM
Weighted average WT return
Weighted average Benchmark return

Change in AUM vs. Product Performance & Benchmarks
Westwood Management
Westwood Trust
• Westwood’s strong asset inflows and relative outperformance mitigated the impact of the 2008 market decline on assets under management

Westwood AUM vs. Peers
• Westwood’s AUM held up better than peers due to strong inflows and relative investment performance
• Many asset management firms significantly cut or eliminated their dividends in 2008

2008 Quarterly Dividend
AUM Change Action
Westwood Holdings Group, Inc. (WHG) -8.5% no change
Blackrock (BLK) -3.6% no change
Epoch Holding Corp. (EPHC) -20.9% no change
Eaton Vance (EV) -21.2% 3% increase Q4
Boston Private Financial Holdings (BPFH) -24.6% 90% cut Q3 '08
Waddell & Reed (WDR) -26.8% no change
Invesco (IVZ) -28.6% 55% cut Q2 '08
T. Rowe Price (TROW) -30.4% 4% increase Q1 '09
Franklin Resources (BEN) -35.3% no change
Affiliated Managers Group (AMG) -38.1% does not pay div.
Janus Capital (JNS) -40.3% no change
Alliance Bernstein (AB) -42.3% 52% cut Q1 '09
Calamos Asset Management (CLMS) -48.1% 50% cut Q4 '08
Cohen & Steers (CNS) -49.3% 77% cut Q4 '08/Q1 '09
Pzena Investment Management (PZN) -54.9% 100% cut Q4 '08
Peer group average -33.2%
S&P 500 - price change -38.5%

Q1 Q2 Q3 Q4
Quarterly Revenue ($ millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2004
2005
2006
2007
2008

Q1 Q2 Q3 Q4
Quarterly Cash Earnings
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2004
2005
2006
2007
2008

Q1 Q2 Q3 Q4
Quarterly Dividends Declared per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005
2006
2007
2008

Revenue, Earnings and Dividend Growth

Revenue Growth
Dividend Growth
Cash Earnings Growth
• Compound annual growth rate from 2004 – 2008
• Revenue 23%
• Cash earnings 35%
• Performance-based fees
• 2007 $3.0 million
• 2008 $8.7 million
• Dividend yield of 3.2% as of March 24, 2009

Total Return Performance
Westwood Holdings Group, Inc.
Russell 2000
SNL Asset Manager
Index Value
300
250
200
150
100
50
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

WHG Stock Performance
• Cumulative total return from December 31, 2002 to December 31, 2008 of 105%, compared to 4% for the SNL Asset Manager Index and -5% for the Russell 2000 Index
• Outperformed SNL Asset Manager Index by 56% in 2007 and 31% in 2008
• Added to Russell 3000 and related indexes in 2008

Near-term Objectives
• Serve clients attentively
• Generate competitive investment performance
• Cultivate consultant relationships
• Leverage referral sources at Westwood Trust  ~75% of new assets from referrals
• Match manufacturing capability with distribution partners through subadvisory opportunities
• Develop collective fund offerings across multiple products to serve the large defined contribution plan market
• Continue to grow the WHG Funds
• Cultivate new “R&D” products
• Increase visibility of WHG stock

Ownership
• We believe owners behave differently than employees.
• All employees participate in our equity compensation program, which represents a significant portion of total compensation.
• Unique ownership structure aligns the interests of our employees with those of our clients and stockholders.
• Employees and directors own approximately 35 percent of our outstanding stock, which makes our ownership structure unique among our peers.
Results
• Thanks to the hard work of our employees – who are also all Westwood stockholders – in our time as a public company we have:
•
Delivered strong product performance.
At year-end 2008, each of our products ranked in the top quartile or top half of their respective peer groups for one-, three-, and five-year trailing performance.
•
Grown assets under management by 55%
from June 2002 to year-end 2008.  The S&P 500 Index declined by
9% over that period.
•
Increased shareholder value.
Westwood’s market value increased from $75 million at June 2002 to $198 million at year-end 2008 – a total return of 199% compared to 21% for the Russell 2000 Index over the same period.
•
Returned excess cash to our stockholders through dividends.
We have declared approximately $46 million in
dividends to our stockholders since June 2002.
Ownership & Results
Our main objective:  Deliver superior returns to our clients and our stockholders

Summary
• Established firm with recognized institutional presence
• Seasoned competitive products
• Attractive product pipeline with strong performance; solid momentum in institutional marketplace
• Private client growth opportunities
• Employees are stakeholders
• Opportunity to realize operational leverage and growth
• Potential for significant cash generation combined with history of returning excess cash to stockholders

Cash to GAAP Reconciliations

Cash Earnings Reconciliation
($ thousands)
Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005
GAAP net income $     1,117 $        988 $        685 $        896 $        875 $        937 $        814 $     1,010
Add: Restricted stock expense 202 203 426 419 385 415 657 657
Add: Stock option expense 62 62 63 62 63 62 63 62
Less: Cumulative effect of change
in accounting principle - - - - - - - -
Non-GAAP cash earnings $     1,381 $     1,253 $     1,174 $     1,377 $     1,323 $     1,414 $     1,534 $     1,729
Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
GAAP net income $     1,296 $        986 $        921 $     1,305 $     1,507 $     1,473 $     1,682 $     3,282 $     1,955 $     1,731 $     1,736 $     5,121
Add: Restricted stock expense 639 1,126 1,387 1,348 898 1,362 1,537 1,519 1,209 1,942 1,775 1,808
Add: Stock option expense 61 61 - 4 - - - - - - - -
Less: Cumulative effect of change
in accounting principle (39) - - - - - - - - - - -
Non-GAAP cash earnings $     1,957 $     2,173 $     2,308 $     2,657 $     2,405 $     2,835 $     3,219 $     4,801 $     3,164 $     3,673 $     3,511 $     6,929

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

LargeCap Disclosure Information
Year
Gross-
of-Fees
Return
Net-of-
Fees
Return
Russell
1000 Value S&P 500
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
2008 -32.4% -32.7% -36.9% -37.0% 36 0.3 $3,142.0 48.1% 0.0% $6,538.0
2007
13.3% 12.9%
-0.2% 5.5% 34 0.3 $2,921.7
41.1% 0.0% $7,113.2
2006 19.9% 19.5% 22.3% 15.8% 32 0.1 $2,368.8 43.4% 0.0% $5,455.9
2005 15.8% 15.3% 7.1% 4.9% 32 0.3 $2,656.2 57.7% 0.0% $4,606.5
2004
14.2% 13.7%
16.5% 10.9% 39 0.3 $2,572.6
67.7% 0.0% $3,797.6
2003 24.8% 24.3% 30.0% 28.7% 42 0.5 $2,341.3 61.4% 0.0% $3,815.3
2002 -15.7% -16.1% -15.5% -22.1% 38 0.5 $1,822.5 45.4% 0.0% $4,014.6
2001 -8.2% -8.6%
-5.6% -11.9%
35 0.4 $1,880.7 46.8% 0.0% $4,022.9
2000 13.5% 13.0% 7.0% -9.2% 33 0.6 $1,637.3 46.1% 0.0% $3,551.7
1999 13.8% 13.3% 7.4% 21.1% 26 1.6 $1,111.4 48.0% 0.0% $2,314.8
1998 21.5% 20.7% 15.6% 28.8% 17 4.3 $536.6 26.2% 0.0% $2,049.7
The standard fee schedule for LargeCap Equity is 0.75% on the first $25 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 1995 through December 31, 2007 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
The LargeCap composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations above $7.5 billion and having comparable objectives.
The minimum portfolio size for inclusion in the LargeCap Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS:  LARGECAP EQUITY COMPOSITE
January 1, 1995 through December 31, 2008
Reporting Currency: USD Creation Date: January 1994
LARGECAP EQUITY LARGECAP EQUITY
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
S&P
500
Gross of
Fees
Net of
Fees
S&P
500
ANNUALIZED RETURNS CALENDAR YEAR RETURNS
1 Year -32.4% -32.7% -36.9% -37.0% 2008 (32.4) % (32.7) % -36.9% -37.0%
2 Years -12.5% -12.8% -20.6% -18.5% 2007 13.3% 12.9% -0.2% 5.5%
3 Years -2.8% -3.2% -8.3% -8.4% 2006 19.9% 19.5% 22.3% 15.8%
4 Years 1.5% 1.2% -4.7% -5.2% 2005 15.8% 15.3% 7.1% 4.9%
5 Years 4.0% 3.5% -0.8% -2.2% 2004 14.2% 13.7% 16.5% 10.9%
6 Years 7.2% 6.7% 3.8% 2.4% 2003 24.8% 24.3% 30.0% 28.7%
7 Years 3.6% 3.1% 0.8% -1.5% 2002 (15.7) % (16.1) % -15.5% -22.1%
8 Years 2.0% 1.6% 0.0% -2.9% 2001 (8.2) % (8.7) % -5.6% -11.9%
9 Years 3.2% 2.8% 0.7% -3.6% 2000 13.5% 13.1% 7.0% -9.1%
10 Years 4.3% 3.8% 1.4% -1.4% 1999 13.8% 13.3% 7.4% 21.0%
11 Years 5.7% 5.2% 2.6% 1.0% 1998 21.5% 20.6% 15.6% 28.6%
12 Years 7.8% 7.3% 5.0% 3.4% 1997 33.6% 32.7% 35.2% 33.4%
13 Years 9.2% 8.7% 6.2% 4.8% 1996 27.8% 26.9% 21.6% 23.0%
14 Years 11.2% 10.6% 8.2% 6.8% 1995 40.5% 39.3% 38.4% 37.6%
15 Years 10.7% 10.1% 7.5% 6.5% 1994 4.2% 3.5% -2.0% 1.3%
16 Years 11.2% 10.6% 8.1% 6.7% 1993 19.2% 18.5% 18.1% 10.1%
17 Years 11.1% 10.4% 8.5% 6.7% 1992 9.0% 8.3% 13.8% 7.6%
18 Years 11.8% 11.1% 9.3% 7.9% 1991 24.7% 23.9% 24.6% 30.5%
19 Years 10.5% 9.9% 8.3% 7.3% 1990 (9.2) % (10.0) % -8.1% -3.1%
20 Years 11.6% 10.9% 9.1% 8.4% 1989 32.5% 31.7% 25.2% 31.7%
21 Years 11.8% 11.1% 9.7% 8.8% 1988 16.6% 15.7% 23.2% 16.6%
22 Years 11.6% 10.9% 9.3% 8.6% 1987 7.8% 6.9% 0.5% 5.3%
Since Inception
(1/1/87) 11.6% 10.9% 9.3% 8.6%
Russell 1000
Value
Russell
1000 Value

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

SMidCap Disclosure Information
Year
Gross of
Fees
Return
Net of
Fees
Return
Russell
2500
Russell
2500 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total Firm
Assets
2008 -26.4% -26.7% -36.8% -32.0% 16 0.2 $917.4 14.0% 0.0% $6,538.0
2007 12.3% 11.7% 1.4% -7.3% 14 0.3 $1,091.2 15.3% 0.0% $7,113.2
2006 22.2% 21.6% 16.2% 20.2% 9 0.2 $784.5 14.4% 0.0% $5,455.9
2005 20.8% 20.5% 8.1% 7.7% 4 0.1
$554.9 12.0% 0.0% $4,606.5
2004 28.1% 27.6% 18.3% 21.6% 2 0.1 $77.9 2.1% 0.0% $3,797.6
2003
34.1% 33.6% 45.5% 44.9% 2 0.3 $50.5 1.3% 0.0% $3,815.3
2002 1.2% 0.7% -17.8% -9.9% 2 0.1 $32.7 0.8% 0.0% $4,014.6
2001 -10.8% -11.1% 1.2% 9.7% 2 1.4 $31.8 0.8% 0.0% $4,022.9
2000 7.4% 7.0% 4.3% 20.8% 2 0.2 $35.9 1.0% 0.0% $3,551.7
1999 30.1% 29.7% 24.2% 1.5% 2 0.5 $37.3 1.6% 0.0% $2,314.8
1998 13.7% 13.0% 0.4% -1.9% 2 0.1 $27.7 1.4% 0.0% $2,049.7
The standard fee schedule for the SMidCap product is 0.85% on the first $25 million, negotiable thereafter.
Westwood Management has been verified for the periods July 1, 1997 through December 31, 2007 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
The SMidCap Composite consists of tax-exempt and taxable, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations between $500 million and $8.0 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SMidCap Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS: SMIDCAP COMPOSITE
January 1, 1998 through December 31, 2008
Reporting Currency: USD Creation Date: July 1997
SMIDCAP EQUITY
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2500
Russell
2500
Value
ANNUALIZED RETURNS
1 Year (26.4) % (26.7) % (36.8) % (32.0) %
2 Years (9.1) % (9.5) % (20.0) % (20.6) %
3 Years 0.4% (0.2) % (9.4) % (8.8) %
4 Years 5.1% 4.6% (5.3) % (4.9) %
5 Years 9.4% 8.9% (1.0) % (0.2) %
6 Years 13.1% 12.7% 5.6% 6.3%
7 Years 11.3% 10.9% 1.9% 3.8%
8 Years 8.3% 7.9% 1.8% 4.5%
9 Years 8.2% 7.8% 2.1% 6.2%
10 Years 10.2% 9.8% 4.1% 5.7%
11 Years 10.5% 10.1% 3.7% 5.0%
Since Inception
(7/1/97)
11.7% 11.2% 4.6% 6.1%
CALENDAR YEARS
2008 (26.4) % (26.7) % (36.8) % (32.0) %
2007 12.3% 11.7% 1.4% (7.3) %
2006 22.2% 21.6% 16.2% 20.2%
2005 20.8% 20.5% 8.1% 7.7%
2004 28.1% 27.6% 18.3% 21.6%
2003 34.1% 33.6% 45.5% 44.9%
2002 1.2% 0.7% (17.8) % (9.9) %
2001 (10.8) % (11.1) % 1.2% 9.7%
2000 7.4% 7.0% 4.3% 20.8%
1999 30.1% 29.7% 24.2% 1.5%
1998 13.7% 13.0% 0.4% (1.9) %

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

SmallCap Value Disclosure Information
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
2000 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total Firm
Assets
2008 -31.0% -31.4% -28.9% 9 0.4 $177.2 2.7% 0.0% $6,538.0
2007 3.6% 3.2% -9.8% 5 0.9 $134.5 1.9% 0.0% $7,113.2
2006
24.1% 23.7% 23.5% 4 0.2 $125.7 2.3% 0.0% $5,455.9
2005 10.5% 10.1% 4.7% 3 0.5 $38.0 0.8% 0.0% $4,606.5
2004
28.4% 28.1% 22.3% 3 0.3 $37.7 1.0% 0.0% $3,797.6
The standard fee schedule for the SmallCap Value product is 1.00% on the first $10 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 2004 through December 31, 2007 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
The minimum portfolio size for inclusion in the SmallCap Value Composite is $5 million beginning 1/1/06.
The SmallCap Value composite consists of taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest primarily in equity securities with market capitalizations between $100 million and $2.5 billion and having comparable objectives.
PERFORMANCE RESULTS: SMALLCAP VALUE COMPOSITE
January 1, 2004 through December 31, 2008
Reporting Currency: USD Creation Date: January 2004
SMALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2000 Value
ANNUALIZED RETURNS
1 Year (31.0) % (31.4) % (28.9)
2 Years (15.4) % (15.8) % (19.9)
3 Years (3.9) % (4.3) % (7.5)
4 Years (0.5) % (0.9) % (4.6)
5 Years 4.7% 4.3% 0.3
Since Inception
(1/1/04) 4.7% 4.3% 0.3
CALENDAR YEARS
2008 (31.0) % (31.4) % (28.9)
2007 3.6% 3.2% (9.8)
2006 24.1% 23.7% 23.5
2005 10.5% 10.1% 4.7
2004 28.4% 28.1% 22.3

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

AllCap Value Disclosure Information
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
3000 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets Total Firm Assets
2008 -34.5% -34.9% -36.3% 2 0.28 $21.3 0.3% $6,538.0
2007 11.5% 11.0% -1.0% 3 0.00 $39.0 0.5% $7,113.2
2006
20.0% 19.5% 22.3%
1 0.00
$18.5 0.3% $5,455.9
2005 16.0% 15.7% 6.9% 1 0.00 $12.5 0.3% $4,606.5
2004
19.5% 19.3% 16.9% 1 0.00 $2.5 0.1% $3,797.6
2003 28.6% 28.4% 31.1% 1 0.00 $96.8 2.5% $3,815.3
2002¹
-12.9% -13.0% -11.7% 1 0.00 $63.3 1.6% $4,014.6
1.
Inception Date 7/1/02
The standard AllCap Value fee schedule is 0.80% on the first $10 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 1995 through December 31, 2007 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
The AllCap Value Composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts generally invested in equity securities  with market capitalizations greater than $100 million at time of purchase and having comparable objectives.
The minimum portfolio size for inclusion in the AllCap Value Composite is $5 million beginning 1/1/06.
PERFORMANCE RESULTS: ALLCAP VALUE COMPOSITE
July 1, 2002 through December 31, 2008
Reporting Currency: USD Creation Date: July 2002
ALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees Russell 3000 Value
ANNUALIZED RETURNS
1 Year (34.5) % (34.9) % (36.3) %
2 Years (14.5) % (15.0) % (20.6) %
3 Years (4.3) % (4.7) % (8.3) %
4 Years 0.4% 0.0% (4.7) %
5 Years 4.0% 3.6% (0.7) %
6 Years 7.7% 7.4% 4.0%
Since Inception
(7/1/02) 4.9% 4.5% 1.7%
CALENDAR YEARS
2008 (34.5) % (34.9) % (36.3) %
2007 11.5% 11.0% (1.0) %
2006 20.0% 19.5% 22.3%
2005 16.0% 15.7% 6.9%
2004 19.5% 19.3% 16.9%
2003 28.6% 28.4% 31.1%
2002¹
(12.9) % (13.0) % (11.7) %
1.
Inception Date: 7/1/02

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

Balanced Disclosure Information
BALANCED BALANCED
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
60% S&P500 /
40% LBG/C
Gross of
Fees
Net of
Fees
60% S&P500 /
40% LBG/C
ANNUALIZED
RETURNS
CALENDAR
YEARS
1 Year -18.5% -19.0% -21.9% 2008 -18.5% -19.0% -21.9%
2 Years -5.0% -5.5% -8.9% 2007 10.8% 10.1% 6.3%
3 Years 0.8% 0.2% -2.7% 2006 13.4% 12.7% 10.9%
4 Years 3.3% 2.6% -1.1% 2005 10.9% 10.2% 4.0%
5 Years 4.5% 3.8% 0.7% 2004 9.4% 8.8% 8.3%
6 Years 6.3% 5.6% 3.5% 2003 16.1% 15.3% 18.8%
7 Years 4.6% 4.0% 1.6% 2002 -4.8% -5.4% -9.5%
8 Years 3.9% 3.3% 0.9% 2001 -1.1% -1.7% -3.7%
9 Years 4.9% 4.3% 0.7% 2000 13.3% 12.4% -0.9%
10 Years 5.2% 4.5% 1.7% 1999 7.6% 7.0% 11.4%
11 Years 6.0% 5.3% 3.4% 1998 14.0% 13.2% 21.4%
12 Years 7.3% 6.6% 4.9% 1997 23.6% 22.8% 23.7%
13 Years 8.1% 7.4% 5.6% 1996 17.5% 16.8% 14.7%
14 Years 9.5% 8.8% 7.2% 1995 30.5% 29.4% 30.0%
15 Years 8.9% 8.2% 6.7% 1994 0.3% -0.2% -0.6%
16 Years 9.3% 8.6% 6.9% 1993 15.7% 14.8% 10.5%
17 Years 9.2% 8.5% 7.0% 1992 8.0% 7.5% 7.7%
18 Years 10.0% 9.3% 7.9% 1991 23.2% 22.6% 24.8%
19 Years 9.5% 8.8% 7.5% 1990 1.1% 0.5% 1.6%
20 Years 10.2% 9.5% 8.3% 1989 24.7% 24.1% 24.6%
21 Years 10.5% 9.8% 8.5% 1988 15.9% 15.2% 13.0%
22 Years 10.3% 9.7% 8.4% 1987 8.0% 7.5% 5.5%
Since Inception
(1/1/87) 10.3% 9.7% 8.4%
Year
Gross of
Fees
Return
Net of
Fees
Return
60% S&P
500/40%
LBG/C
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
2008 -18.5% -19.0% -21.9% 2 0.1 $28.9 0.4% $6,538.0
2007 10.8% 10.1% 6.3% 3 0.2
$65.0 0.9% $7,113.2
2006 13.4% 12.7% 10.9% 3 0.2 $57.6 1.1% $5,455.9
2005 10.9% 10.2% 4.0% 3 0.2 $49.5 1.1% $4,606.5
2004 9.4% 8.8% 8.2% 4 0.1 $73.5 1.9% $3,797.6
2003 16.1% 15.3% 18.8% 3 0.2 $48.5 1.3% $3,815.3
2002 -4.8% -5.4% -9.5% 5 0.5 $87.0 2.2% $4,014.6
2001 -1.1% -1.7% -3.7% 6 0.3 $164.1 4.1% $4,022.9
2000 13.3% 12.4% -1.0% 5 0.2 $100.8 2.8% $3,551.7
1999 7.6% 7.0% 11.5% 6 0.5 $96.8 4.2% $2,314.8
1998 14.0% 13.2% 21.5% 6 0.3 $97.4 4.8% $2,049.7
1997 23.6% 22.8% 23.7% 4 0.2 $49.5 3.0% $1,676.4
1996 17.5% 16.8% 14.8% 5 0.1 $46.5 4.9% $940.6
1995 30.5% 29.4% 30.0% 5 0.5 $33.4 4.7% $716.4
Creation Date: January 1994 Reporting Currency: USD
PERFORMANCE RESULTS:  BALANCED COMPOSITE
January 1, 1995 through December 31, 2008
A composite of taxable and tax-exempt, fee-paying fully discretionary accounts invested in LargeCap Equity and investment grade fixed income securities and having comparable objectives The typical allocation for the composite is 60% equity and 40% fixed income.
The minimum portfolio size for inclusion in the Balanced Composite is $5 million beginning 1/1/06.
The standard fee schedule for the Balanced product is 0.625% on the first $25 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 1995 through
December 31, 2007 by Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.

© 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.  For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-
Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10%
receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Ratings metric. As of 12/31/2008, WHGIX was rated among 962 Moderate Allocation funds in the last three years and received an overall Morningstar Rating of 5 stars; WHGMX was rated among 423 Mid Cap Blend funds in the last three years and received an overall Morningstar Rating of 5 stars.
Morningstar© Disclaimer

www.westwoodgroup.com 200 Crescent Court Suite 1200 Dallas, Texas 75201 (214)756-6900